Exhibit 10.01

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

This amendment is made as of March 30, 2012 (the "Amendment") among HIGHBRIDGE COMMODITIES FUTURESACCESSSM MASTER FUND LTD., a Cayman Islands exempted company (the "Fund"), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the "Manager"), and HIGHBRIDGE CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the "Trading Advisor").

WHEREAS, the Fund, the Manager and the Trading Advisor entered into an Amended and Restated Advisory Agreement dated as of October 31, 2011 (the "Advisory Agreement"); and

WHEREAS, the Fund, the Manager and the Trading Advisor wish to amend the Advisory Agreement with effect as of the date set forth above as follows.

NOW IT IS HEREBY AGREED as follows:

1.	Section 2(f) of the Advisory Agreement is hereby amended and restated in full to read as follows:

"Delivery of Disclosure Documents and Reports. The Trading Advisor shall, during the term of this Agreement, deliver to the Funds copies of all disclosure documents and reports to investors in investment vehicles sponsored or advised by the Trading Advisor (other than the Funds and investment vehicles formed or created for investment by employees, directors or principals of the Trading Advisor) that trade the Trading Program, if any, prepared by the Trading Advisor promptly following preparation of such disclosure documents or reports. During the Performance Disclosure Period (as defined below) the Trading Advisor shall also deliver copies of all disclosure documents, fact cards, annual reports, semi-annual reports and monthly commentaries with respect to such investment vehicles that trade a Substantially Similar Trading Strategy (as defined below). "Performance Disclosure Period" means the period during which the performance of any investment vehicle or managed account operated or advised by the Trading Advisor other than the Funds is required by Commodity Regulations or the NFA Rules to be disclosed in the Disclosure Document. "Substantially Similar Trading Strategy" means any trading strategy which utilizes the quantitative economics-based model described in the Trading Advisor Disclosure Document and has, without giving effect to temporary fluctuations, a substantially similar exposure to commodity-related assets. In addition, with respect to managed accounts advised by the Trading Advisor that utilize the Trading- Program, or, during the Performance Disclosure Period, a Substantially Similar Trading Strategy, the Trading Advisor shall only be required to deliver to the Funds copies of only those disclosure documents that are filed or required to be filed by the Trading Advisor with the NFA. For the avoidance of doubt, this provision does not obligate the Trading Advisor to deliver disclosure documents and reports to investors in the Funds."

2.	Except as specifically amended hereto, the Advisory Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3.
The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Advisory Agreement shall be equally applicable to this Amendment.

4.
All parties represent and warrant each with respect to itself only that, they have taken all action required to be taken in order to authorize and effect this Amendment. This Amendment constitutes a legal, valid and binding and enforceable obligation of the respective parties.

5.
Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Advisory Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

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IN WITNESS WHEREOF the parties hereto have entered into this Amendment on the date first above written.

HIGHBRIDGE COMMODITIES FUTURESACCESSSM MASTER FUND LTD.

By: /s/ Deann Morgan
Name:  Deann Morgan
Title:    Director

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By: /s/ Deann Morgan
Name:  Deann Morgan
Title:    VP - MLAI

HIGHBRIDGE CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

IN WITNESS WHEREOF the parties hereto have entered into this Amendment on the date first above written.

HIGHBRIDGE COMMODITIES FUTURESACCESSSM MASTER FUND LTD.

By:
Name:
Title:

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By:
Name:
Title:

HIGHBRIDGE CAPITAL MANAGEMENT, LLC

By:  /s/ Sebastian Echavarria
Name: Sebastian Echavarria
Title:   4/2/2012 Managing Director